Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 10,525	$ 13,141
Value-added and excise taxes	4,544	5,528
Other taxes	622	953
Material tax net	$ 15,691	$ 19,622